Exhibit 99.1

FOR IMMEDIATE RELEASE

Gores Metropoulos, Inc. Announces the Separate Trading of its Class A Common Stock

and Warrants Commencing March 25, 2019

LOS ANGELES, CA, March 22, 2019 – Gores Metropoulos, Inc. (NASDAQ: GMHIU) (the “Company”) announced that, commencing March 25, 2019, holders of the units sold in the Company’s initial public offering of 40,000,000 units completed on February 5, 2019 may elect to separately trade the shares of Class A common stock and warrants included in the units. Those units not separated will continue to trade on the NASDAQ Capital Market under the symbol “GMHIU,” and the Class A common stock and warrants that are separated will trade on the NASDAQ Capital Market under the symbols “GMHI” and “GMHIW,” respectively.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained by contacting Deutsche Bank Securities Inc., Attn: Prospectus Department, 60 Wall Street, New York, New York 10005, telephone: 800-503-4611 or email: prospectus.cpdg@db.com; Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, Eleven Madison Avenue, New York, New York 10010, telephone 800-221-1037 or email: ecm.prospectus@credit-suisse.com; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 866-471-2526 or email: prospectus-ny@ny.email.gs.com.

About Gores Metropoulos, Inc.

Gores Metropoulos, Inc. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s strategy is to focus on acquisition opportunities in the consumer products and services industries, but it may also pursue acquisition opportunities in any business industry or sector that complements the management team’s operating experience. The Company intends to capitalize on the ability of its management team to identify, acquire and manage a business that can benefit from its operational expertise, as members of the Company’s management team have done in diverse sectors, including industrials, technology, telecommunications, media and entertainment, business services, healthcare and consumer products.

The Company is led by Dean Metropoulos, its Chairman, and Alec Gores, its Chief Executive Officer, who together have more than 65 years of combined experience as entrepreneurs, operators and private equity investors. Over the course of their careers, Mr. Metropoulos and Mr. Gores and their respective teams have invested in more than 180 portfolio companies through varying macroeconomic environments with a consistent, operationally-oriented investment strategy.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and preliminary prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

For more information, please contact:

Jennifer Kwon Chou

The Gores Group

(310) 209-3010

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